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                                                                Exhibit: 10.35FT


                                 LOAN AGREEMENT

$1,000,000.00                                                  Phoenix, Arizona

         This LOAN AGREEMENT is made as of this 12th day of December, 1995, by and between RODERICK L. TURNER, GARRY GOETT and VINCENT W. GOETT ("Lender") and FUTECH EDUCATIONAL PRODUCTS, INC. ("Borrowers").

RECITALS:

         A. Borrower has requested from Lender a loan ("Loan") in the amount of up to $1,000,000.00 (One Million and 00/100 dollars) to provide, among other things, working capital and equipment for Borrower's operations.

         B. Subject to the terms and conditions of this Agreement, Lender has agreed to make the Loan to Borrower.

         IN CONSIDERATION OF THE FOREGOING, Borrower and Lender hereby agree as follows:

                                    ARTICLE I

         1.1 AGREEMENT TO BORROW. Borrower agrees to borrow from Lender and, subject to the terms of this Agreement, Lender agrees to loan to Borrower the maximum principal amount of One Million Dollars ($1,000,000.00) ("Loan Amount"). Notwithstanding the foregoing, Lender is not obligated to advance the entire Loan Amount to Borrower, but Borrower is obligated to borrow the entire Loan Amount. Lender from time to time shall advise Borrower when funds are available for borrowing. Upon receipt of that notice, Borrower is obligated to borrow the funds up to the Loan Amount. Lender shall, however, advance no less than the Loan Amount in full provided Borrower complies with its obligations hereunder.

         1.2 THE NOTE. The loan shall be evidenced by a Master Promissory Note ("Note") in the form attached as Exhibit "A".

         1.3 SECURITY FOR THE LOAN. The Loan shall be secured by a second position security interest in all Borrower's equipment, furnishings, inventory, work in process, intangibles and other collateral. All documents signed by Borrower in connection with the Loan, collectively are referred to as the "Loan Documents". All collateral described herein is referred to as the "Collateral".

         1.4 USE OF LOAN. The Loan Amount shall be used only for Borrower's operations.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Lender to execute this Agreement and make the Loan, Borrower hereby represents and warrants to Lender as follows:
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               (a) Borrower is a corporation duly incorporated and in good standing in the laws of the State of Arizona, has the corporate authority to own the Collateral and to transact Borrower's business, and is duly authorized to execute and deliver this Agreement and to perform this Agreement and its obligations under all Loan Documents.

               (b) This Agreement is, and the Loan Documents when executed and delivered will become, the valid and binding obligations of Borrower; subject, however, to the limitations imposed by reorganization, bankruptcy and other similar laws affecting the enforcement of creditor's rights generally.

               (c) All financial statements delivered to Lender in connection with this Loan have been prepared in conformity with generally accepted accounting principles and are true, correct and complete in all material respects.

               (d) All consents, licenses and permits and all other authorizations or approvals required of Borrower to allow Borrower to conduct its business have been obtained or will be obtained before the Loan Amount is disbursed.

               (e) No litigation or proceedings are pending, or, to the best of Borrower's knowledge, are threatened, against Borrower (i) which will affect Borrower's ability to perform its obligations pursuant to and as contemplated by the terms and provisions of this Agreement and the Loan Documents, or (ii) which could reasonably be expected to have a material adverse affect on Borrower's operations.

               (f) To the best of Borrower's knowledge, all federal, state or local laws, rules and regulations relating to the Borrower's business and the Property have been complied with, including, but not limited to, all environmental laws.

               (g) The Collateral is free and clear of all liens and encumbrances.

         2.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties in this Agreement shall survive closing of the Loan and shall be true and correct as of each Loan advance.

                                   ARTICLE III

                              CONDITIONS TO CLOSING

         3.1 CONDITIONS. As set forth above, Lender shall have no obligation to fund the entire Loan Amount and, in any event, shall not fund any of the Loan Amount until the requirements of this Loan Agreement have been satisfied and each of the following conditions have been performed and have occurred in Lender's sole discretion.

         3.2 LOAN AGREEMENT. This Agreement has been executed and delivered to the Lender, together with all Loan Documents required by Lender to effect the Loan.

         3.3 ORGANIZATIONAL DOCUMENTS. Borrower has furnished Lender Certificates of Good Standing (or the equivalent) for Borrower, copies of its Articles of Incorporation and Bylaws, and such Borrower authorizations and resolutions as may be required by Lender.

         3.4 FINANCIAL INFORMATION. Borrower shall have furnished Lender with such financial information as Lender requires and there has been no material adverse change in Borrower's operations after the date of that information.
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               (a) if any payment of principal or interest due under any Note is not paid on its date, or if any other payment due under any Loan Document is not made when due;

               (b) if any of Borrower's representations warranties made herein are false or if Borrower makes any material misrepresentation to Lender in connection with the Loan;

               (c) if Borrower fails to observe and perform any term, covenant, promise or agreement on Borrower's part to be observed and performed under this Agreement or any Loan Document;

               (d) if Borrower shall not be able to pay its debts or if Borrower admits its inability to pay its debts as those debts become due; makes an assignment for the benefit of creditors or any petition is filed to appoint a custodian, receiver, trustee for it or for a substantial part of its assets; commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt dissolution of liquidation laws of any jurisdiction whether now or hereinafter in effect; has any such petition or application filed or any such proceeding commenced against it; or indicates, by any act or omission, its consent to, approval of or participation in any application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any part of its assets, or suffers any such custodian, receivership or trustee to continue undercharged for a period of sixty days (60) or more;

               (e) the termination or suspension, whether voluntarily or otherwise, of Borrower's usual business, except only by labor dispute or act of God;

               (f) a material adverse change in the financial condition or operations of Borrower;

               (g) a judgment is entered against Borrower which has become final and is no longer appealable which judgment either has not been satisfied within thirty days after the date of finality or which may have a material adverse affect upon Borrower's financial condition or the Collateral;

               (h) any action or proceeding is commenced to establish, assert, perfect, foreclose or enforce any claim, encumbrance, deficiency, tax assessment or tax lien on or with respect to any of the Collateral;

               (i) if a levy is made or a receiver appointed for, all or any part of the Collateral;

               (j) if Borrower defaults in the payment of any sum due Lender or fails to perform any obligation to Lender under any other loan from Lender to Borrower and fails to cure the default within the applicable grace period, if any;

               (k) the material damage or destruction of any Collateral by any casualty not covered by appropriate insurance, unless Borrower promptly deposits with Lender sufficient funds to repair and replace the Collateral; or

               (l) any sale or transfer of all or any portion of the Collateral other than in the ordinary course of business.

         5.2 REMEDIES. Upon the occurrence of any Event of Default, Lender, in its sole discretion, may exercise any or all of the following rights and remedies:

               (a) declare immediately due and payable, without notice or demand, all monies advanced under the Note and any other Loan Documents, or such other notes and other loan documents Lender shall elect in its sole discretion, which are then unpaid. accelerate payment thereof, and exercise all rights and remedies available under the Note and Loan Documents, at law, in equity or otherwise;
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               (b) withhold any further advances;

               (c) take and enter into possession of any or all of the Collateral;

               (d) foreclose its liens, security interests, assignments or exercise any powers of sale contained therein or in the Loan Documents;

               (e) obtain the appointment of receiver of the business and assets of the Borrower;

               (f) institute appropriate proceedings for injunctive relief (including specific performance of the obligations of Borrower);

               (g) terminate this Agreement by written notice to Borrower;

               (h) exercise any other remedy or right provided or permitted under this Agreement or the Loan Documents; or

               (i) set off any indebtedness from Lender to Borrower whether or not then due and set off any other properties of Borrower held by Lender and apply that amount or such other property toward the Loan or any other liabilities of Borrower to Lender. The rights and remedies provided in this Agreement may be exercised by Lender without presentment, demand, protest or notice to Borrower (to the extent permitted by law) and shall be in addition to and not in substitution of the rights and remedies which would otherwise by vested in Lender to recover damages or otherwise in the Event of Default.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 AMENDMENT. This Agreement may be amended or modified only by a written instrument signed by Lender and Borrower.

         6.2 WAIVER. Lender's failure to exercise or delay in exercising any remedy, right, power or privilege under this Agreement shall not operate as a waiver thereof. No waiver by Lender shall be valid unless in written signed by Lender and then only to the extent specifically set forth in that writing.

                                  ARTICLE VII

                               GENERAL PROVISIONS

         7.1 CAPTIONS. The captions and headings of various Articles and Sections of this Agreement and Exhibits are for convenience only.
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         7.2 NOTICES. Any notice, demand, request or other communication given hereunder shall be in writing and shall be deemed to have been given properly if hand delivered or if mailed (effective upon mailing) by United States registered or certified mail, postage prepaid, return requested, addressed as follows:

                        If to Borrower: Futech Educational Products, Inc.
                                        2315 North 35th Avenue
                                        Phoenix, Arizona 85009-1417

                        If to Lender:   Vincent W. Goett
                                        6400 North 48th Street
                                        Paradise Valley, Arizona 85253-4076

or to such other address as the party to be served with notice may have furnished in writing to the other party

         7.3 GOVERNING LAW. This Agreement shall be construed, interpreted and governed by Arizona law.

         7.4 DISCLAIMER BY LENDER. This Agreement is made for the sole benefit of Borrower and Lender (and Lender's successors and assigns), and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement. Lender shall not be liable to any customers, contractors, employees, supplier, laborer, distributor or other party for any debts or claims accruing in favor of any such parties against Borrower or others. Borrower is not and shall not be an agent of the Lender for any purpose. Lender, by making the Loan or any action taken pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with Borrower.

         7.5 RIGHT OF LENDER TO MAKE ADVANCES TO CURE BORROWER'S DEFAULTS. If Borrower fails to perform in a timely fashion any of Borrower's covenants, agreements or obligations contained in this Agreement or the Loan Documents, Lender may (but is not required to) perform any of such covenants, agreements and obligations. Loan proceeds advanced by Lender in the exercise of its reasonable judgment that the advance is needed to discharge those obligations of the Borrower shall be deemed obligatory advances hereunder and any amounts expended (whether by disbursement of undisbursed Loan proceeds or otherwise) by Lender in so doing, shall constitute additional indebtedness evidenced and secured by the note and the other Loan Documents.

         7.6 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement and of every part hereof.

         7.7 SUCCESSORS AND ASSIGN. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

         7.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         THE UNDERSIGNED BORROWER HEREBY ACKNOWLEDGES THAT VINCENT W. GOETT, BORROWER'S CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD, IS THE DULY ACKNOWLEDGED AND APPOINTED LENDER REPRESENTATIVE.

         Borrower and Lender have executed this Agreement as of the day and year first set forth above.
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"Borrower"

/s/ Vincent W. Goett
----------------------------------
Vincent W. Goett, CEO and Chairman
Futech Educational Products, Inc.
2315 N 35 Avenue
Phoenix, AZ 85009-1417


Attested by: Charles M. Foley                   4/29/96
             ------------------------------  --------------
                                                  Date
         Its: Chief Financial Officer
              -----------------------------

"Lender"
/s/ Vincent W. Goett                                    [OFFICIAL SEAL
---------------------------------------                 CONNIE CORBETT
Vincent W. Goett, Lender Representative                  Notary Public
6400 N. 48th Street                                    State of Arizona]
Paradise Valley, AZ. 85253-4076



State of Arizona
County of Maricopa

         The foregoing instrument was acknowledged before me this 12 day of December 1995, by Vincent Goett the CEO of FUTECH EDUCATIONAL PRODUCTS, INC., on behalf of the corporation.

In witness whereof, I hereunto set my hand and official seal

                                        /s/ Connie Corbett
                                        -------------------------------------
                                              Notary Public

My commission expires:
     4/24/99
----------------------

The foregoing instrument was acknowledged before me this 12 day of Dec. 1995,
by  Vincent Goett  the                    of LENDER, on behalf of the LENDER

         In witness whereof, I hereunto set my hand and official seal.


                                        /s/ Connie Corbett
                                        --------------------------------------
                                            Notary Public
My commission expires:
     4/24/99
----------------------

                                                        [OFFICIAL SEAL
                                                        CONNIE CORBETT
                                                         Notary Public
                                                       State of Arizona]